Your Vote Counts!

BYLINE BANCORP, INC.

2026 Annual Meeting

Vote by June 1, 2026 11:59 PM ET.

For shares held in a Plan, vote by May 28, 2026 11:59 PM ET

BYLINE BANCORP, INC.

180 NORTH LASALLE STREET, SUITE 300

CHICAGO, IL 60601

V93810-P51892

You invested in BYLINE BANCORP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 2, 2026 8:30 a.m. Central Daylight Time Virtually at: www.virtualshareholdermeeting.com/BY2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board

Voting Items Recommends

1. ELECTION OF TEN DIRECTORS OF THE COMPANY:	For
Nominees:
1)
ROBERTO R. HERENCIA 06) STEVEN P. KENT
2)
PHILLIP R. CABRERA 07) WILLIAM G. KISTNER
3)
ANTONIO DEL VALLE PEROCHENA 08) ALBERTO J. PARACCHINI
4)
MARY JO S. HERSETH 09) PAMELA C. STEWART
5)
MARGARITA HUGUES VÉLEZ 10) CARLOS RUIZ SACRISTÁN

2. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT.	For
3. TO APPROVE THE ADOPTION OF THE COMPANY’S 2026 OMNIBUS INCENTIVE COMPENSATION PLAN AS DESCRIBED IN THE PROXY STATEMENT.	For
4. TO APPROVE AN AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE OFFERED UNDER THE PLAN AS DESCRIBED IN THE PROXY STATEMENT.	For
5. TO RATIFY THE APPOINTMENT OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.	For

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V93811-P51892